THE ADVISORS' INNER CIRCLE FUND

                       ACADIAN EMERGING MARKETS PORTFOLIO

     SUPPLEMENT DATED AUGUST 16, 2006 TO THE PROSPECTUS DATED MARCH 1, 2006


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

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The Acadian Emerging Markets Portfolio (the "Fund") is currently closed to new investors. Currently, only existing shareholders may continue to make additional investments and reinvest dividends and capital gains distributions in the Fund.

In addition to current Fund shareholders, effective August 14, 2006, the following categories of investors may also invest in the Fund and reinvest dividends and capital gains distributions in the Fund:

o Clients of Acadian Asset Management, Inc. (the "Adviser") whose business or other organization is already a shareholder of the Fund and who is opening an account for an employee benefit plan sponsored by that organization or an affiliated organization; and

o    Employees of the Adviser, and the spouses and children of such employees.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE